Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
May 31, 2000



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              6.7605%



        Excess Protection Level
          3 Month Average  5.64%
          May, 2000  5.64%
          April, 2000  5.44%
          March, 2000  5.83%


        Cash Yield                                  19.29%


        Investor Charge Offs                        4.66%


        Base Rate                                   8.99%


        Over 30 Day Delinquency                     4.70%


        Seller's Interest                           9.50%


        Total Payment Rate                          14.38%


        Total Principal Balance                     $52,496,626,963.52


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $4,987,826,445.03